                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:


[_]  Preliminary Information Statement

[_]  Confidential for use of the Commission Only (as permitted by Rule
     14c-5(d)(2))
[X]  Definitive Information Statement



                         CONCORDE CAREER COLLEGES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies: Common Stock, $.10 Par Value

------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies: 8,481,376 shares of issued Common Stock (including 527,769 held as treasury shares)

---------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction: N/A

------------------------------------------------------------------------

     (5)  Total fee paid: N/A

------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.: N/A

------------------------------------------------------------------------

     (3)  Filing Party: N/A

------------------------------------------------------------------------

     (4)  Date Filed: N/A

------------------------------------------------------------------------

                         CONCORDE CAREER COLLEGES, INC.
                            5800 Foxridge, Suite 500
                              Mission, Kansas 66202
                           Telephone    (913) 831-9977
                           Fax          (913) 831-6556

        ----------------------------------------------------------------

              NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

October 28, 2001

To the Stockholders of Concorde Career College, Inc.:

            The corporation proposes to effect a one-for-two reverse stock split of its common stock, as further described in the attached Information Statement, on or about November 21, 2001.

            On October 11, 2001, the corporation's board of directors unanimously declared the advisability of, and recommended that the stockholders adopt, the reverse stock split, and directed its submission to the vote of the corporation's stockholders. On October 17, 2001, the holders of a majority of the voting rights represented by the corporation's outstanding shares of stock entitled to vote thereon executed a written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL") approving and adopting the reverse stock split. This notice is being sent to you pursuant to the requirements of Section 228 of the DGCL.

            Enclosed with this letter is a copy of the Information Statement filed with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Information Statement describes in greater detail the reverse stock split. Please review the Information Statement thoroughly.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Thank you for your continued interest in and support of Concorde Career College, Inc.

                                           Sincerely,

                                           /s/ Jack L. Brozman

                                           Jack L. Brozman,
                                           Chief Executive Officer

Encls.

                              INFORMATION STATEMENT

                         CONCORDE CAREER COLLEGES, INC.
                            5800 Foxridge, Suite 500
                              Mission, Kansas 66202

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         This Information Statement is being mailed, commencing on or about October 28, 2001, to all stockholders of record of Concorde Career Colleges, Inc., a Delaware corporation (the "Company"), as of the close of business on October 17, 2001 (the "Record Date"), in connection with the adoption of a Certificate of Amendment (the "Amendment") to the Company's Restated Certificate of Incorporation, as amended. A copy of the Amendment is attached to this document as Exhibit A.
            ---------

         On October 11, 2001, the board of directors of the Company unanimously declared the advisability of, and recommended that the stockholders adopt, a one-for-two reverse stock split of the issued shares of the Company's Common Stock as described in the Amendment. On October 17, 2001, the reverse stock split, embodied in the Amendment, was adopted by the written consent of holders of a majority of the voting rights represented by the Company's outstanding shares of stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"). The board of directors decided to obtain the written consent of the holders of a majority of the voting rights represented by the Company's outstanding shares of stock entitled to vote upon the Amendment in order to eliminate the costs and management time required to hold a special meeting of stockholders and to implement the reverse stock split in a timely manner. The reverse stock split was effected through the Amendment, which was filed and accepted by the Delaware Secretary of State on October 17, 2001, with a delayed effective date of November 21, 2001 (the "Effective Date"). Pursuant to the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purposes of (1) informing stockholders, in the manner required under

Section 228 of the DGCL, of this transaction, and (2) informing stockholders, in the manner required under the Exchange Act, of this transaction before it takes effect. The Company is not seeking written consent from any of its other stockholders.

         As of the Record Date, the Company had 7,953,607 shares of Common Stock issued and outstanding, with each such share of Common Stock entitled to one vote with respect to the approval of the Amendment, and the Company had 53,309 shares of Class B Voting Convertible Preferred Stock ("Class B Stock") issued and outstanding, with each such share of Class B Stock entitled to twenty votes on an as-converted basis with the Common Stock with respect to the approval of the Amendment. The Common Stock and Class B Stock constitute the Company's only outstanding securities eligible to vote on the approval and adoption of the reverse stock split. The holders of 4,842,838 shares of the issued and outstanding Common Stock, and 53,309 shares of the issued and outstanding Class B Stock, representing approximately 65.5% of the votes entitled to be cast with regard to the Amendment, approved the Amendment by written consent.

         The Company will bear all of the costs associated with the preparation and dissemination of this Information Statement and the accompanying materials. No consideration has been or will be paid to any officer, director or employee of the Company in connection with the reverse stock split or the preparation and dissemination of this Information Statement and the accompanying materials.

THE REVERSE STOCK SPLIT

         The Company, as authorized by the necessary actions of its board of directors and stockholders, has approved the adoption of a one-for-two reverse stock split whereby record owners of the Company's Common Stock as of the close of business on the Effective Date, shall, after the Effective Date, own one share of Common Stock for every two shares held as of the close of business on the Effective Date (the "Reverse Stock Split"). The Reverse Stock Split will become effective as of the close of business on the Effective Date. Any fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share. As such, there will be no fractional shares following the Reverse Stock Split. The capital accounts of the Company shall remain unaffected by the Reverse Stock Split and, consequently, upon such Reverse Stock Split, the stated value of the Common Stock will remain the same as before the Reverse Stock Split. The par value of the Common Stock will remain $.10 per share. The Common Stock issued pursuant to the Reverse Stock Split (including any fractional shares) will be fully paid and non-assessable. The number of stockholders as of the Record Date will remain unchanged and unaffected by the Reverse Stock Split.

         The board of directors has taken appropriate action to adjust proportionately the number of shares and exercise price of Common Stock issuable upon the exercise of outstanding options, warrants, and Class B Stock conversion rights, to reflect the Reverse Stock Split.

         Stockholders have no right under the DGCL or the Company's Restated Certificate of Incorporation, as amended, or the Company's Amended and Restated Bylaws to exercise dissenters' rights of appraisal with respect to the Reverse Stock Split.

EXCHANGE OF STOCK CERTIFICATES

         As of the close of business on the Effective Date, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split ("Old Common Stock") will be deemed, automatically and without any action on the part of individual stockholders, to represent one-half the number of shares of Common Stock on its face after the Reverse Stock Split, rounded up to the nearest whole share ("New Common Stock"), as set forth in the Amendment. Except as noted below, all holders of issued and outstanding Common Stock as of the close of business on the Effective Date are required to exchange their old certificates, representing Old Common Stock, for new certificates representing New Common Stock. Enclosed is a Letter of Transmittal for use in exchanging old certificates for new certificates. The Letter of Transmittal contains instructions relating to the exchange of certificates and must be completed and returned together with the old certificates in order for a new certificate to be issued. The Company's transfer agent, UMB Bank, n.a., will act as exchange agent (the "Exchange Agent") for the purpose of implementing the exchange of certificates. Upon surrender of an old certificate accompanied by a properly completed and executed Letter of Transmittal, a new certificate representing the New Common Stock will be issued and forwarded to the stockholder after the Effective Date. However, until surrender, each certificate representing Old Common Stock will continue to be valid and represent New Common Stock equal to one-half the number of shares of Old Common Stock plus any shares issued as a result of rounding fractional shares. Stockholders whose shares are held in brokerage accounts or in a street name need not submit old certificates for exchange as those shares will automatically reflect the new share amount based on the reverse stock split. The Exchange Agent will not send a separate Letter of Transmittal to the recipients of this information statement, as determined by the Company's records. The Exchange Agent will, after the Effective Date, send a Letter of Transmittal to any other record holders of the Company's issued and outstanding Common Stock as of the close of business on the Effective Date. Stockholders are not required to pay a transfer fee or other fee in connection with the exchange of certificates. Any stockholder whose old certificate has been lost, destroyed or stolen will be entitled to issuance of a new certificate upon compliance with such requirements as the Company and the Exchange Agent customarily apply in connection with lost, stolen or destroyed certificates.

PURPOSES OF THE REVERSE STOCK SPLIT

         The board of directors believes the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split should enhance the acceptability of the Common Stock by institutional investors, the financial community and the investing public. The Board also believes that the proposed Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.

         The Company's Common Stock is currently deemed to be penny stock. As such, the Common Stock is subject to rules that impose additional sales practices on broker-dealers who sell such securities. These additional practices include, among others, (1) a requirement that broker-dealers make a special suitability determination for a potential purchaser and receive the purchaser's written consent to the transaction prior to a sale of the Common Stock, (2) the preparation of a disclosure schedule before any transaction involving a penny stock, which includes disclosure about (i) sales commissions payable to the broker-dealer and the registered representative and (ii) current quotations for the securities, and (3) monthly statements disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Because of these, and other additional obligations, some brokers may not effect transactions in penny stocks. This could have an adverse effect on the liquidity of the Common Stock. The board of directors also believes that the Company's current depressed trading price has resulted in larger than normal percentage changes in the Common Stock's trading price. The board of directors anticipates less volatility in the trading price if the trading price of the Common Stock increases following the effectiveness of the Reverse Stock Split.

         Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" (fewer than 100 shares) created by such Reverse Stock Split.

         There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Old Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should note that the Board cannot predict what effect the Reverse Stock Split will have on the market for or market price of the Common Stock.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

         The Reverse Stock Split will decrease the outstanding shares of Common Stock by approximately 50% (this value is approximate because a nominal amount of additional shares will result from the rounding up of the fractional shares). The Reverse Stock Split will not affect any stockholder's proportionate equity interest in the Company, except for negligible amounts resulting from the rounding up of fractional shares. The board of directors does not expect the number of shares of New Common Stock to be issued in connection with rounding up such fractional shares to be material.

         The par value of the Common Stock will remain at $.10 per share following the Reverse Stock Split, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company's total stockholder equity. All share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

         The board of directors believes that, by decreasing the number of outstanding shares of Common Stock without altering the aggregate economic interest in the Company represented by such outstanding shares, the market price per share of outstanding Common Stock will increase to a price that will better enable the Company to continue to meet its minimum closing bid price per share required by the Nasdaq SmallCap Market, as described above.

         After the Reverse Stock Split, the Company's authorized but unissued Common Stock will be approximately 15,159,311 shares of Common Stock, which will be available for future issuance by the board of directors without further action by the stockholders, subject to applicable law. The Reverse Stock Split will not affect the number of shares of Class B Stock outstanding, nor the number of authorized shares of Preferred Stock generally; however the conversion rights of the Class B Stock into Common Stock will be automatically and proportionately adjusted in relation to the Reverse Stock Split.

         As of the Record Date, there were outstanding 53,309 shares of Class B Stock convertible into shares of Common Stock. The Company's Certificate of Designation of the Class B Voting Convertible Preferred Stock, pursuant to which all of the outstanding

Class B Stock was issued, includes provisions for a proportional downward adjustment in the number of Common Stock shares to be converted thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding share of Class B Stock will represent the right to convert to ten (10) shares of Common Stock, and the exercise price per share will be two times the previous exercise price.

         Stockholders should note that certain disadvantages may result from the Reverse Stock Split. The number of outstanding shares of Common Stock will be decreased as a result of a Reverse Stock Split, but the number of authorized shares of Common Stock will not be so decreased. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain stockholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing stockholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

         The Reverse Stock Split will increase the number of stockholders who own odd-lots of fewer than 100 shares of Common Stock. Stockholders who hold odd-lots may experience increased costs of selling their shares and may have greater difficulty in making sales.

         The increase in the authorized shares of Common Stock available for issuance, as described above, could also have an anti-takeover effect. Issuance of additional shares of Common Stock in the future could dilute the voting power of a person seeking control of the Company, thereby making it more difficult for a takeover attempt opposed by the Company to succeed, and thus limiting the opportunity for the stockholders to realize a higher price for their shares than that generally available in the public markets. The board of directors is unaware of any attempt, whether potential or actual, to takeover the Company, and the Amendment is not intended as any type of anti-takeover measure. The board of directors has no current plans to issue additional shares of Common Stock.

         As of the Record Date, there were outstanding options to purchase an aggregate of 782,700 shares of Common Stock under the Company's incentive stock option plans, with per share exercise prices ranging from $0.10 per share to $2.25 per share. The Company's incentive stock option plans, pursuant to which outstanding options have been granted, include a provision for the proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding option will represent the right to purchase fifty percent (50%) of the shares of Common Stock previously covered thereby, and the exercise price per share will be two times the previous exercise price, such that, as adjusted, the total consideration upon exercise of the respective options shall be equal to the total consideration for such options prior to the Reverse Stock Split.

     As of the Record Date, there were outstanding options to purchase an aggregate of 41,665 shares of Common Stock under the Company's nonqualified stock option plan for its independent directors, with per share exercise prices ranging from $0.563 per share to $2.25 per share. The Company's nonqualified stock option plan for its independent directors, pursuant to which all of the outstanding options have been granted, includes provisions for a proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split, upon resolution of the Company's board of directors. The board of directors has taken the action necessary to effect this proportional downward adjustment. After the Reverse Stock Split, each outstanding option will represent the right to purchase fifty percent (50%) of the shares of Common Stock previously covered thereby, and the exercise price per share will be two times the previous exercise price, such that, as adjusted, the total consideration upon exercise of the respective options shall be equal to the total consideration for such options prior to the Reverse Stock Split.

     As of the Record Date, there were outstanding warrants to purchase Common Stock entitling the holders thereof to purchase an aggregate of 2,573,529 shares of Common Stock with a per share exercise price of $1.36 per share. The Company has received signed letters acknowledging that the warrants will experience a proportional downward adjustment in the number of shares covered thereby and a corresponding increase in the exercise price thereof, in the event of a reverse stock split. After the Reverse Stock Split, each outstanding warrant will represent the right to purchase fifty percent (50%) of the shares of Common Stock previously covered thereby, and the exercise price per share will be two times the previous exercise price, such that, as adjusted, the total consideration upon exercise of the respective warrants shall be equal to the total consideration for such warrants prior to the Reverse Stock Split.

     The following table represents the shares of the Company immediately prior to and after the Reverse Stock Split:

           TYPE                      PRIOR TO                      AFTER
        -----------                ------------                -------------
Authorized Common Stock             19,400,000                  19,400,000
Outstanding Common Stock             7,953,607 (1)               3,976,804 (2)
Common Stock Available for
 Future Issuance                    10,918,624 (3)              15,159,311 (4)

________________
(1) In addition, the Company has 527,769 treasury shares.
(2) This number is approximate, with the actual number of outstanding shares of Common Stock after the Reverse Stock Split dependent on the number of fractional shares that are rounded up. In addition, the Company will have 263,885 treasury shares.
(3) Includes 4,464,074 shares reserved for issuance upon the exercise of outstanding warrants, options and conversion of outstanding Class B Stock.

(4) Includes approximately 2,232,037 shares reserved for issuance upon the exercise of outstanding warrants, options and conversion of outstanding Class B Stock. This number is approximate, with the actual number dependent on the number of fractional shares that are rounded up.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company has two classes of voting securities, Common Stock and Class B Stock (collectively, the "Voting Securities"). Holders of the Class B Stock vote with the Common Stock, as a single class, on all matters brought before a vote of the holders of Common Stock. Prior to the Effective Date, each share of Class B Stock was convertible into twenty (20) shares of Common Stock and had voting rights equal to twenty (20) shares of Common Stock. On and after the Effective Date, each share of Class B Stock will be convertible into ten (10) shares of Common Stock and will have voting rights equal to ten (10) shares of Common Stock. The following table sets forth the respective voting rights of the issued and outstanding shares of Voting Securities as of the Record Date (October 17, 2001).

                              Issued and
                             Outstanding       Number of
                                Shares           Votes           %
                             -----------       ---------       -----
Common Stock                  7,953,607        7,953,607        88.2%
Class B Stock                    53,309        1,066,180        11.8%
                              ---------        ---------       -----
Total Number of Votes                          9,019,787         100%

     The following table sets forth with respect to Voting Securities (i) the only persons known by the Company to be beneficial owners of more than five percent (5%) of the Voting Securities, (ii) the shares of Voting Securities beneficially owned by all directors and named executive officers of the Company and nominees for director, and (iii) the shares of Voting Securities beneficially owned by directors and executive officers as a group, as of the Record Date (October 17, 2001). Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and dispositive power with respect to the shares beneficially owned by them, subject to community property laws where applicable.

====================================================================================================

                                        Common                 Class B                Total Voting
                                         Stock                  Stock                  Securities
                                    -------------------------------------------------
Name of Beneficial Owner               Amount(2)      % of     Amount(2)     % of       Voting
                                                    Class(3)                Class(3)    Rights (%)
----------------------------------------------------------------------------------------------------
Robert F. Brozman Trust(1)            2,485,324       31.2%       ---          ---        27.6%
Cahill, Warnock Strategic
 Partners Fund, L.P.(1)                 516,666(4)     6.5%    53,309(4)       100%       17.5%
Nelson Obus(1)                          685,790(5)     8.6%       ---          ---         7.6%
Jack L. Brozman(1)                    3,697,048(6)    46.5%       ---          ---          41%
James R. Seward(1)                       73,426(7)       *        ---          ---           *
Thomas K. Sight(1)                       33,896(8)       *        ---          ---           *
David L. Warnock(1)                     516,666(4)     6.5%    53,309(4)       100%       17.5%
All Directors and Executive
 Officers as a Group (4 persons)      4,321,036(9)    53.8%    53,309          100%       59.2%

====================================================================================================

* Less than one percent (1%).

(1) Addresses: Robert F. Brozman Trust, 5800 Foxridge, Mission, Kansas 66202; Cahill, Warnock Strategic Partners Fund, L.P., One South Street, Suite 2150, Baltimore, Maryland 21202; Nelson Obus, 450 7th Avenue, Suite 500 New York, New York 10123; Jack L. Brozman, 5800 Foxridge, Mission, Kansas 66202; David L. Warnock, One South Street, Suite 2150, Baltimore, Maryland 21202; James R. Seward, 4915 W. 79th Street, Prairie Village, Kansas 66208; and Thomas K. Sight, 607 N. Blue Parkway, Lee's Summit, Missouri 64063.

(2) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting and investment power.

(3) The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act.

(4) Includes 500,000 shares of Common Stock, 50,414 shares of Class B Stock owned by Cahill, Warnock Strategic Partners Fund, L.P., 2,895 shares of Class B Stock owned by Strategic Associates, L.P and 16,666 shares of Common Stock exercisable pursuant to options held by David L. Warnock. These Voting Securities have a total of 1,582,846 voting rights.

(5) Includes 70,000 shares of Common Stock held jointly with Eve E. Coulson, the spouse of Mr. Obus, 183,699 shares of Common Stock owned by Wynnefield Partners Small Cap Value, L.P., 149,000 shares of Common Stock owned by Channel Partnership II, L.P., and 45,200 shares of Common Stock owned by Wynnefield Small Cap Off Value Shore, L.P. 237,891 shares owned by Wynnefield Small Cap Value, L.P. I, Mr. Obus is general partner of these partnerships.

(6) Includes 2,485,324 shares of Common Stock held by the Robert F. Brozman Trust, of which Jack L. Brozman is trustee, 1,126,724 shares of Common Stock held directly, 40,000 shares of Common Stock exercisable pursuant to options and 45,000 shares of Common Stock held in trust for his children. Fran Brozman, Mr. Brozman's spouse, is the trustee of such trust.

(7) Includes 8,333 shares of Common Stock exercisable pursuant to options.

(8) Includes 16,666 shares of Common Stock exercisable pursuant to options and 17,230 shares of Common Stock held jointly with Faye Sight, Mr. Sight's spouse.

(9) Includes 81,665 shares of Common Stock which are exercisable pursuant to options. For purpose of this table and pursuant to Rule 13d-3(d) of the Exchange Act, shares underlying options are deemed beneficially owned if such options are exercisable within 60 days of the Record Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The Company will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that because the Reverse Stock Split is not part of a plan to increase any stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have, among others, the following material federal income tax effects:

     1. A stockholder will not recognize gain or loss on the exchange of Old Common Stock for New Common Stock. In the aggregate, the stockholder's basis in shares of New Common Stock (including any fractional share deemed received) will equal his or her basis in shares of Old Common Stock.

     2. A stockholder's holding period for tax purposes for shares of New Common Stock will be the same as the holding period for tax purposes of the shares of Old Common Stock exchanged therefor (although the portion of the New Common Stock attributable to rounding up fractional shares may have a holding period commencing on the Effective Date).

     3. The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

     The above summary does not discuss any state, local, foreign or other tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

     ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

FORWARD-LOOKING STATEMENTS

     CERTAIN STATEMENTS IN THIS INFORMATION STATEMENT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS BE SUBJECT TO THE "SAFE-HARBOR" PROVISIONS OF THAT ACT. FORWARD-LOOKING STATEMENTS REGARDING ECONOMIC CONDITIONS, EFFECTS OF CORPORATE INITIATIVES (INCLUDING THE REVERSE STOCK SPLIT DISCUSSED HEREIN), FUTURE PROFITABILITY, PROJECTIONS, FUTURE REVENUE OPPORTUNITIES, AND THEIR IMPACT ON THE COMPANY ARE FORWARD-LOOKING STATEMENTS AND NOT HISTORICAL FACTS. THESE STATEMENTS ARE ESTIMATES OR PROJECTIONS INVOLVING NUMEROUS RISKS OR UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, CONSUMER DEMAND, ACCEPTANCE OF SERVICES OFFERED BY THE COMPANY, THE COMPANY'S ABILITY TO MAINTAIN CURRENT EXPENSES AND REVENUE LEVELS, ACTIONS BY COMPETITORS, IMPAIRMENT OF FEDERAL FUNDING, LEGISLATIVE ACTION, STUDENT DEFAULT RATES, CHANGES IN FEDERAL OR STATE AUTHORIZATION OR ACCREDITATION CHANGES, CHANGES IN MARKET NEEDS AND TECHNOLOGY, POLITICAL OR REGULATORY MATTERS, LITIGATION, GENERAL ECONOMIC CONDITIONS, CHANGES IN MANAGEMENT STRATEGY AND THE COMPANY'S ABILITY TO LEVERAGE ITS CURRICULUM AND MANAGEMENT INFRASTRUCTURE TO BUILD ITS STUDENT BASE. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. SEE THE COMPANY'S REPORTS ON FORMS 10-K AND 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FURTHER INFORMATION. THE COMPANY DISCLAIMS ANY OBLIGATION TO PUBLICLY UPDATE, REVISE OR CORRECT ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

                                      By Order of the Board of Directors
                                      /s/ Jack L. Brozman


                                      JACK L. BROZMAN
                                      Chief Executive Officer

                                  EXHIBIT LIST



EXHIBIT A     Certificate of Amendment to Restated Certificate of Incorporation

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                      RESTATED CERTIFICATE OF INCORPORATION

          Concorde Career Colleges, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of Concorde Career Colleges, Inc., resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of said Corporation, as amended, declaring said amendment to be advisable and directing that the amendment be submitted to the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          "RESOLVED, that the Restated Certificate of Incorporation of Concorde Career Colleges, Inc., as amended, be amended by adding a new last paragraph to the Fourth Article thereof, so that, as amended, said Article shall be and read in its entirety as follows:

              FOURTH: The total number of shares of capital stock of all classes
              ------
        which the Corporation shall have authority to issue is 20,000,000 shares of stock, of which 600,000 shares shall be series of preferred stock, with a par value of ten cents ($.10) per share, and 19,400,000 shares shall be common stock, with a par value of ten cents ($.10) per share.

              The designations, powers, preferences; the relative, participating, optional or other rights; and the qualifications, limitations and restrictions of any series of the preferred stock shall be fixed by resolution or resolutions of the Board of Directors.

              The privileges, powers, rights, qualifications, limitations, and restrictions of the common stock are as follows:

                    (i) The holders of common stock shall receive, to the extent permitted by law and to the extent the Board of Directors shall determine, such dividends as may be declared from time to time by the Board of Directors.

                    (ii) In the event of a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of the common stock shall be entitled to receive the remaining assets of the Corporation available for distribution, to the extent the Board of Directors shall determine.

                    (iii) Except as may be otherwise required by law or by this Restated Certificate of Incorporation, each holder of common stock shall have one vote in respect of each share of stock held by him on all matters voted upon by the stockholders.

                    (iv) No holder of shares of common stock of the Corporation, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase, or receive any shares of stock of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold, or offered for sale by the Corporation.

               The issued shares of common stock, with a par value of ten cents ($.10) per share ("Old Common Stock"), outstanding or held as treasury shares as of the close of business on the effective date of the Certificate of Amendment to the Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware to evidence this amendment (the "Effective Date"), shall automatically without any action on the part of the holders of the Old Common Stock be converted on the basis of a one-for-two reverse split of such shares so that two (2) shares of Old Common Stock shall be converted into one
        (1) share of Common Stock, with a par value of ten cents ($.10) per share ("New Common Stock"). Any fractional shares resulting will be rounded up to the next whole share. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are reclassified under the terms hereof. Until surrender, each Old Certificate will continue to be valid and represent New Common Stock equal to one-half the number of shares of Old Common Stock plus any share issued as a result of rounding fractional shares. Prior to the Effective Date, there are 7,953,607 issued and outstanding shares of Old Common Stock, 527,769 treasury shares of Old Common Stock and 10,918,624 authorized but unissued shares of Common Stock. On the Effective Date, there will be 3,976,804 issued and outstanding shares of New Common Stock, 263,885 treasury shares of New Common
        Stock and 15,159,311 authorized but unissued shares of Common Stock. The 8,481,376 shares of Old Common Stock are hereby changed into 4,240,689 shares of New Common Stock at the rate of one-for-two."

          SECOND: That in lieu of a meeting and vote of the stockholders, the stockholders have given consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment will be given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice prior to the effective date hereof.

          THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

          FIFTH: That this Certificate shall be and become effective as of the close of business on November 21, 2001.

          IN WITNESS WHEREOF, said Concorde Career Colleges, Inc. has caused this Certificate to be signed by Jack L. Brozman, its Chief Executive Officer, this 17th day of October, 2001.


                                  CONCORDE CAREER COLLEGES, INC.


                                  By: ________________________________________
                                      Jack L. Brozman, Chief Executive Officer

                              LETTER OF TRANSMITTAL
                   For Shares of Common Stock, $.10 par value
                                       of
                         Concorde Career Colleges, Inc.
      This Letter of Transmittal should be completed, signed and submitted, together with the certificate(s) representing your shares of
                Concorde Career Colleges, Inc. Common Stock, to:

                                 UMB Bank, n.a.

By hand: UMB Bank, n.a.                  By courier: UMB Bank, n.a.          By mail: UMB Bank, n.a.
         Securities Transfer Division                Securities Transfer              Securities Transfer Division
         928 Grand Blvd.                             Division                         P.O. Box 410064
         13th Floor                                  928 Grand Blvd.                  Kansas City, MO 64141-0064
         Kansas City, MO 64106                       13th Floor
                                                     Kansas City, MO 64106

Ladies and Gentlemen:

                  In accordance with the one-for-two reverse stock split of the outstanding Common Stock of Concorde Career Colleges, Inc., a Delaware corporation ("Concorde"), approved by the written consent of holders of a majority of the voting rights represented by Concorde's outstanding shares of stock entitled to vote thereon on October 17, 2001, the undersigned hereby encloses herewith and surrenders to UMB Bank, N.A. the following described certificate(s) (the "Certificate(s)") representing pre-reverse stock split shares of Concorde Common Stock (the "Old Shares").

----------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF CERTIFICATE(S) SUBMITTED
                              (If the space provided below is inadequate, the Certificate number(s) and number of Shares should be listed on a
                                     separate schedule signed and affixed hereto.)

----------------------------------------------------------------------------------------------------------------------
Name and Address of Registered Holder                        Certificate                     Number of Shares
                                                                Number                  Represented by Certificate
----------------------------------------------------------------------------------------------------------------------

                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------
                                                   Total Shares
----------------------------------------------------------------------------------------------------------------------
    NOTE: If the name or address indicated on the label above is not correct, please make any necessary changes.
----------------------------------------------------------------------------------------------------------------------

                  The undersigned hereby surrenders the Certificates representing the Old Shares in exchange for (i) a certificate or certificates representing post-reverse stock split shares of Concorde Common Stock equal, in the aggregate, to one-half the number of Old Shares submitted, with any fractional shares being rounded to the next higher whole share (the "New Shares").

                  You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated above (unless otherwise instructed in the following boxes) a certificate or certificates representing an aggregate number of shares of Concorde Common Stock equal to the product of the aggregate number of Old Shares surrendered herewith multiplied by 0.5, and rounded up to the nearest whole number.

                  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE MAILED OR DELIVERED TO UMB BANK, N.A. AT ONE OF THE ADDRESSES SET FORTH ABOVE.


----------------------------------------------------------      --------------------------------------------------------
                  SPECIAL REGISTRATION                                     SPECIAL DELIVERY INSTRUCTIONS
                AND PAYMENT INSTRUCTIONS
COMPLETE ONLY if the stock certificate(s) evidencing the        COMPLETE ONLY if delivery of the stock certificate(s)
Concorde Common Stock is/are to be                              evidencing the Concorde Common Stock is to be made
registered in a name OTHER than the name(s) of the              OTHER than to the address(es) of the registered
registered holder(s) appearing under "DESCRIPTION OF            holder(s) appearing under "DESCRIPTION OF CERTIFICATES
CERTIFICATES SUBMITTED" on page 1.                              SUBMITTED" on page 1 or, if the box immediately to the
                                                                left of this box is filled in,OTHER than to the address
                                                                appearing therein.
Issue stock certificate to:
(See instruction 4):
                                                                Mail stock certificate to:
Name______________________________________________________
__________________________________________________________
Address:__________________________________________________      Name______________________________________________________
__________________________________________________________      __________________________________________________________
                     (Please Print)                             Address:__________________________________________________
                                                                __________________________________________________________
                                                                                     (Please Print)
__________________________________________________________
                       (Signature)

Signature(s) guaranteed by an Eligible Guarantor
Institution:

(See Instruction 2.D)

Authorized Signature______________________________________

Name of Firm______________________________________________

----------------------------------------------------------    --------------------------------------------------------

--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER SUBSTITUTE FORM W-9

Please provide your Taxpayer Identification Number      ______________________
(or the Taxpayer Identification Number of the person
named in the `SPECIAL REGISTRATION AND PAYMENT
INSTRUCTIONS" box above) in the space at right and
certify (or have the person named in the "SPECIAL
REGISTRATION AND PAYMENT INSTRUCTIONS" box above
certify) by signing and dating below. For most
individual taxpayers, the Taxpayer Identification
Number is such person's Social Security Number.         ______________________

Under the penalties of perjury, I certify that: (i) the number provided in this box is my correct Taxpayer Identification Number and (ii) I am not subject to backup withholding.

Dated __________________________         Sign Here:_________________________
NOTE: FAILURE TO COMPLETE AND RETURN THIS INFORMATION WILL RESULT IN BACKUP WITHHOLDING ON PAYMENTS DUE TO YOU, IF ANY. SEE INSTRUCTION C.
--------------------------------------------------------------------------------

      The undersigned hereby warrants that the undersigned has full power and authority to submit, sell, assign and transfer the Old Shares evidenced by the Certificate(s) described above, and that the Old Shares are free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Old Shares evidenced by the Certificate(s).

      All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned.

------------------------------------------------------------------------------------------------------

                                                                        SIGN HERE
Dated______________________________________
___________________________________________    *    __________________________________________________
    City and State where signed                     __________________________________________________
                                               *        Signature(s) of Stockholder(s) or Agent(s)
___________________________________________           (exactly as reflected on the Certificate(s))
    Telephone number (including area code)
------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS:

A. DELIVERY OF LETTERS OF TRANSMITTAL AND CERTIFICATES; MAILING OF NEW CERTIFICATE(S).

           The method of delivery of this Letter of Transmittal and the Certificate(s) to UMB Bank, N.A. is at your option and risk, but, if sent by mail, registered mail is suggested.

           The stock certificate(s) for the New Shares of Concorde Common Stock will be mailed by UMB Bank, N.A. as soon as practicable after the effective date of the reverse stock split and after receipt of a properly executed Letter of Transmittal together with the Certificate(s).

B.     SIGNATURE(S); CERTIFICATE(S) IN DIFFERENT NAME(S).

           1. The signature (or signatures, in the case of Certificate(s) owned by two or more holders) on this Letter of Transmittal should correspond exactly with the name(s) of the registered holder(s) as written on the face of the Certificate(s) unless such Certificate(s) has been transferred by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Certificate(s).

           2. The Certificate(s) need not be endorsed or accompanied by any instrument of assignment or transfer other than this Letter of Transmittal, if registered in the name of the person(s) signing this Letter of Transmittal as long as the new certificate(s) for Concorde Common Stock is/are to be issued to such person(s).

           3. If this Letter of Transmittal is signed or if the endorsement on any Certificate(s) is executed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or in any other representative or fiduciary capacity, the person signing this Letter of Transmittal or executing the endorsement must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with any Certificate(s).

           4. If the new certificate is to be in the name(s) of a person or persons other than the person(s) in whose name(s) the Old Shares are registered, the signature(s) of the person(s) signing this Letter of Transmittal must be guaranteed in the "Special Payment Instructions" box by an Eligible Guarantor Institution (as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934 (12 CFR 240.17Ad-15)) in the space provided.

           5. The person(s) in whose name(s) the certificate(s) evidencing New Shares is/are to be issued must supply his, her or its Taxpayer Identification Number and provide the certification contained in the "TAXPAYER IDENTIFICATION NUMBER" box on page 3 of this Letter of Transmittal. Failure to furnish the Taxpayer Identification

Number and the certification will result in backup withholding on payments due, if any, to the holder.

           6. If you have any questions about the surrender of your Certificate(s) or completion of this Letter of Transmittal, please contact UMB Bank N.A. at (800) 884-4225.

           7. If a holder wishes to receive multiple stock certificates for New Shares (for example, to simplify substantiation of the tax basis of the New Shares) such holder should attach to this Letter of Transmittal written instructions indicating the number of Concorde stock certificates desired and the number of shares of Concorde Common Stock to be represented by each Concorde stock certificate. All reasonable requests, as determined by Concorde in its discretion, will be honored.

C.     MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.

If a Certificate(s) has been mutilated, lost, stolen or destroyed, you should contact UMB Bank, N.A. at (800) 884-4225 for further instructions as to obtaining a surety bond that may be required before delivery of the certificate(s) evidencing the Concorde Common Stock.